EXECUTION VERSION

FIRST AMENDMENT
TO CREDIT AGREEMENT AND GENERAL SECURITY AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND GENERAL SECURITY AGREEMENT (this “Amendment”), dated as of December 7, 2015 (the “First Amendment Effective Date”), is entered into by and among Avon Products, Inc., a New York corporation (“API”), Avon International Operations, Inc., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower listed on the signature pages hereto (the “Grantors”), each Bank party hereto and Citibank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”).
PRELIMINARY STATEMENTS
WHEREAS, API, the Borrower, the Banks from time to time party thereto, the Administrative Agent, the Collateral Agent and the other parties thereto entered into that certain Revolving Credit Agreement, dated as of June 5, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined);
WHEREAS, the Borrower, the Grantors and the Collateral Agent entered into that certain General Security Agreement, dated as of June 5, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “General Security Agreement”);
WHEREAS, the Borrower has requested that the Administrative Agent, the Collateral and the Banks agree to amend the Credit Agreement and the General Security Agreement to make certain changes as provided herein;
WHEREAS, the Borrower has requested that the Administrative Agent, the Collateral and the Banks agree to permanently waive certain post-closing deliveries required under Section 7.01(j) of the Credit Agreement and Section 2.02(d) of the General Security Agreement, as provided herein; and
WHEREAS, the Borrower, the Required Banks, the Administrative Agent and the Collateral Agent have agreed that the Credit Agreement and the General Security Agreement each be amended, upon the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1. Amendments to the Credit Agreement.

(a) Section 1.01 of the Credit Agreement shall be amended by inserting the following defined terms in the appropriate order:

“First Amendment Effective Date” shall have the meaning specified in the First Amendment and Waiver.
“First Amendment and Waiver” shall mean the First Amendment to Credit Agreement and General Security Agreement, dated as of December 7, 2015.

(b) Section 7.02(a)(vi) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(vi) Dispositions by a Loan Party of Equity Interests of a non-Loan Party to another Loan Party or any non-Loan Party; provided that (x) transfers by the Borrower of Equity Interests of its direct Restricted Subsidiaries (other than to Restricted Subsidiaries of the Borrower) shall be subject to the limitations in sub-clause (5) of Section 7.02(a)(iv) and shall not be permitted under this Section 7.02(a)(vi) and (y) Dispositions by API of Equity Interests of MIH (or, after the MIH Merger, the Borrower) shall not be permitted by this Section 7.02(a)(vi);
(c) The first paragraph of Section 7.02(h)(viii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(viii)    the purchase or other acquisition of property and assets or businesses of any Person (other than a Subsidiary) or of assets constituting a business unit, a line of business or division of such Person (other than a Subsidiary) or Equity Interests in a Person (other than a Subsidiary) that, upon the consummation thereof, will be an 80%-owned Restricted Subsidiary of the Borrower (including as a result of a merger or consolidation); provided that with respect to each purchase or other acquisition made pursuant to this Section 7.02(h)(viii) (each, a “Permitted Acquisition”):
Section 2. Amendments to General Security Agreement.

(a) The definition of “Inactive Subsidiary” in Section 1.02 of the General Security Agreement is hereby amended and restated in its entirety to read as follows:

“Inactive Subsidiaries” shall mean those Subsidiaries set forth on Schedule IV hereto, so long as such Subsidiaries are (x) inactive and have no material assets, operations or liabilities and (y) are intended to be dissolved or are subject to ongoing dissolution procedures.
(b) The proviso to clause (a) of the first paragraph of Section 2.01 of the General Security Agreement is hereby amended and restated in its entirety to read as follows:

provided that the Pledged Equity shall not include (1) Equity Interests in Unrestricted Subsidiaries and joint ventures, (2) more than 65% of the issued and outstanding Equity Interests of (x) each Subsidiary directly owned by any Grantor that is a CFC or a CFC Holding Company, (y) any Equity Interests of any Person (other than a Wholly-Owned Subsidiary) to the extent not permitted or restricted by the terms of such Person’s organizational documents or other agreements with holders of such Equity Interests and (z) margin stock and any Equity Interest, if, to the extent and for so long as, the pledge of such Equity Interest hereunder is prohibited by any applicable law or regulation (other than to the extent such prohibition would be rendered ineffective pursuant to the UCC or any other applicable law); (3) any Equity Interests if the pledge thereof has been reasonably determined by the Borrower (in consultation with the Administrative Agent) to create a material risk of tax or other liability; (4) Equity Interests in Inactive Subsidiaries; and (5) any Equity Interests that the cost or burden of obtaining a pledge thereof has been reasonably determined by the Borrower and the Administrative Agent to be excessive relation to the value of the security to be afforded thereby (any Equity Interests excluded pursuant to clauses (1) through (5) above, the “Excluded Equity Interests”);
(c) Section 2.02(d) and (e) of the General Security Agreement are each hereby amended and restated in their entirety to read as follows:

(d) Notwithstanding the foregoing, to the extent that any Effective Date Grantor does not or cannot deliver any Pledged Collateral (other than Pledged Collateral consisting of the Equity Interests of any wholly owned Domestic Subsidiary of the Borrower) on the Effective Date, after use of commercially reasonable efforts to do so, such Effective Date Grantor shall not be required to deliver such Pledged Collateral until the date that is ninety (90) days after the Effective Date (or such longer period as the Administrative Agent may agree in its reasonable discretion).
(e) [Reserved].
(d) Section 3.02(f) of the General Security Agreement is hereby amended and restated in its entirety to read as follows:

(f) The Inactive Subsidiaries are (x) inactive and have no material assets, operations or liabilities and (y) are intended to be dissolved or are subject to ongoing dissolution procedures as of the First Amendment Effective Date.
(e) Section 3.03(h) of the General Security Agreement is hereby amended and restated in its entirety to read as follows:

(h) The Grantors agree to use commercially reasonable efforts to cause the dissolution of the Inactive Subsidiaries.
Section 3. Permanent Waiver of Certain Post-Closing Deliveries. The requirement under Section 7.01(j) and Schedule 7.01(j)(1) of the Credit Agreement and Section 2.02(d) of the General Security Agreement, in each case, to deliver Pledged Collateral consisting of the Equity Interests of the Inactive Subsidiaries to the Collateral Agent shall be permanently waived (so long as such entities continue to be Inactive Subsidiaries).

Section 4. Representations and Warranties of the Borrower. The Borrower represents to the Administrative Agent, the Collateral Agent and the Banks that:

(a) No Default or Event of Default has occurred and is continuing on and as of the First Amendment Effective Date; and

(b) The representations and warranties of the Borrower set forth in Article 5 of the Credit Agreement or in any other Credit Document are true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by material adverse effect or materiality) on and as of the First Amendment Effective Date (except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties shall be true and correct in all material respects as of such date).

Section 5. Reference to and Effect on Credit Documents.

(a) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) On and after the First Amendment Effective Date, each reference in the General Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the General Security Agreement and each reference in each of the other Credit Documents to “the General Security Agreement”, “thereunder”, “thereof” or words of like import referring to the General Security Agreement shall mean and be a reference to the General Security Agreement as amended by this Amendment.

(c) This Amendment is an amendment as referred to in the definition of Credit Documents and shall for all purposes constitute a Credit Document.

(d) The Credit Agreement, the General Security Agreement and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank, the Administrative Agent or the Collateral Agent under any of the Credit Documents.

Section 6. Costs and Expenses. The Borrower agrees to pay or reimburse all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and the Collateral Agent in connection with the preparation, execution, delivery and administration of this Amendment (including, without limitation, the reasonable and documented fees and expenses of a single counsel for the Administrative Agent and the Collateral Agent) in accordance with the terms of Section 11.10 of the Credit Agreement.

Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Conditions to Effectiveness. This Amendment shall become effective on and as of the First Amendment Effective Date when, and only when the Administrative Agent or its counsel shall have received the following, each of which shall be electronic transmissions (followed promptly by originals), each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(a) counterparts of this Amendment duly executed by API, the Borrower, the Grantors, the Administrative Agent, the Collateral Agent and the Required Banks;

(b) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

(c) such documents and certifications as the Administrative Agent may reasonably require to evidence that the Borrower is duly organized or formed, and that the Borrower is validly existing and in good standing in the State of Delaware;

(d) the representations and warranties of the Borrower contained herein shall be true and correct on and as of the First Amendment Effective Date;

(e) no Default or Event of Default shall exist, or would result from, the execution and delivery of this Amendment; and

(f) all fees and expenses required to be paid hereunder and/or pursuant to the Credit Agreement and invoiced at least two Business Days before the First Amendment Effective Date shall have been paid in full in cash or will be paid in full in cash on the First Amendment Effective Date.

Section 9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

AVON PRODUCTS, INC.

By: _x Shalabh Gupta ___________________
Name: Shalabh Gupta
Title: Vice President and Treasurer

AVON INTERNATIONAL OPERATIONS, INC.

By: _x Shalabh Gupta____________________
Name: Shalabh Gupta
Title: Vice President and Treasurer

[First Amendment - Avon International Operations, Inc.]

GRANTORS:

AVON CAPITAL CORPORATION

By: _x Shalabh Gupta____________________
Name: Shalabh Gupta
Title: Vice President and Treasurer

[First Amendment - Avon International Operations, Inc.]

CITIBANK, N.A.,
as Administrative Agent and as Collateral Agent

By: _x Justin Tichauer______________
Name: Justin Tichauer
Title: Director & Vice President

[First Amendment - Avon International Operations, Inc.]

CITIBANK, N.A.,
as a Bank

By: _x Justin Tichauer________________
Name: Justin Tichauer
Title: Director

[First Amendment - Avon International Operations, Inc.]

BANK OF AMERICA, N.A.,
as a Bank

By: _x J. Casey Cosgrove_____________
Name: J. Casey Cosgrove
Title: Director

[First Amendment - Avon International Operations, Inc.]

GOLDMAN SACHS BANK USA
as a Bank

By:_x Michelle Latzoni_________________
Name: Michelle Latzoni
Title: Authorized Signatory

[First Amendment - Avon International Operations, Inc.]

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Bank

By:_x Catherine Dong __________________
Name: Catherine Dong
Title: Vice President

[First Amendment - Avon International Operations, Inc.]

SANTANDER BANK, N.A.,
as a Bank

By:_x William Maag___________________
Name: William Maag
Title: Managing Director

[First Amendment - Avon International Operations, Inc.]

SUNTRUST BANK,
as a Bank

By:_x Jason Crowley________________
Name: Jason Crowley
Title: Vice President

[First Amendment - Avon International Operations, Inc.]

THE NORTHERN TRUST COMPANY,
as a Bank

By:_x Sophia E. Love_______________
Name: Sophia E. Love
Title: Senior Vice President

[First Amendment - Avon International Operations, Inc.]